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                        SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON D.C. 20549
                                 __________________

                                      FORM 8-K
                                  CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported):  June 1, 1998
                                 __________________

                                   SHOWBOAT, INC.
               (Exact name of registrant as specified in its charter)

            NEVADA                     1-7123              88-0090766
 (State or other jurisdiction        (Commission        (I.R.S. Employer
of incorporation or organization)    File Number)      Identification No.)

            1023 CHERRY ROAD
          MEMPHIS, TENNESSEE                                 38117
(Address of Principal Executive Offices)                  (Zip Code)

                                 __________________



                                  (901) 762-8600
                ----------------------------------------------------
                (Registrant's telephone number, including area code)


           --------------------------------------------------------------
           (Former name or former address, if changed since last report.)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      On June 1, 1998, the Registrant was acquired by Harrah's Entertainment, Inc., a Delaware corporation ("Harrah's"), pursuant to that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of December 18, 1997, by and among Harrah's, HEI Acquisition Corp., a Nevada corporation and an indirect wholly-owned subsidiary of Harrah's ("Merger Sub"), and the Registrant. Harrah's acquisition of the Registrant was effected by merging Merger Sub with and into the Registrant (the "Merger") with the Registrant continuing as the surviving corporation.

      A special meeting of the stockholders of the Registrant was held on April 23, 1998, at which the stockholders were asked, pursuant to a Proxy Statement dated March 20, 1998, to consider and vote upon the Merger Agreement. The stockholders of the Registrant approved and adopted the Merger Agreement at the meeting.

      Following receipt of stockholder and other regulatory approvals, Articles of Merger with respect to the Merger were filed with the Secretary of State of the State of Nevada. This filing was accepted and the Merger became effective on June 1, 1998 with the result that the Registrant became an indirect wholly-owned subsidiary of Harrah's.

      Upon consummation of the Merger, Harrah's acquired the Registrant for $30.75 per issued and outstanding share of common stock, par value $1.00 per share, of the Registrant and assumed approximately $635 million of the Registrant's debt. Under its existing credit facility, Harrah's borrowed substantially all of the funds needed to pay such merger consideration and other expenses related to the Merger and to refinance a portion of such assumed indebtedness.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)  Exhibits

  2.1 Agreement and Plan of Merger, dated as of December 18, 1997, by and among Harrah's Entertainment, Inc., HEI Acquisition Corp. and Showboat, Inc. (incorporated by reference from Harrah's Current Report on Form 8-K, dated December 18, 1997).


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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SHOWBOAT, INC.


Date:  June 19, 1998                       By: /s/ E.O. Robinson, Jr.
                                              ---------------------------------
                                           Name:     E.O. Robinson, Jr.
                                           Title:    Senior Vice President and
                                                      Secretary



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